Investments (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Summarizes components of net unrealized gains and losses on available-for-sale securities
Net unrealized gains on available-for-sale securities, before adjustments, taxes and fair value hedging	$ 2,894	$ 1,725
Change in fair value attributable to fixed maturity securities designated in fair value hedging relationships	(4)	(8)
Net unrealized gains on available-for-sale securities, before adjustments and taxes	2,890	1,717
Adjustment to DAC and VOBA 1	(482)	(347)
Adjustment to future policy benefits and claims	(295)	(183)
Adjustment to policyholder dividend obligation	(177)	(132)
Deferred federal income tax expense	(672)	(362)
Net unrealized gains on available-for-sale securities	$ 1,264	$ 693